JULY 15, 2004 SUPPLEMENT
                                       TO
                          MEMORIAL GOVERNMENT BOND FUND
                         PROSPECTUS DATED MARCH 1, 2004


Parkway Advisors, LP., the investment adviser to the Fund has decided to manage the portfolio directly. As a consequence, the agreement with Eagle Asset Management, Inc., the sub-adviser to the Memorial Government Bond Fund has been terminated effective September 1, 2004.

Set forth below are the changes to the prospectus dated March 1, 2004:

PAGE 2 (DELETING REFERENCE TO SUB-ADVISER)

Principal Risks of Investing in the Fund
----------------------------------------

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

     |X| The Fund's share price, yield and total return could fluctuate in response to bond market movements

     |X| The value of most bonds could fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

     |X| The default of an issuer could leave the Fund with unpaid interest or principal. In this regard, it is important to note that entities such as Freddie Mac, Fannie Mae and FHLB, although chartered or sponsored by Congress, are not funded by the U.S. Government and the debt and/or mortgage-backed securities issued by them are neither guaranteed nor insured by the U.S. Government

     |X| The Fund may invest in mortgage-backed and other similar securities. A decline in interest rates may result in losses in these securities' values and a reduction in their yields as the holders of the assets backing the securities prepay their debts

     |X|  The Adviser's judgment as to the value of a bond proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PAGE 6

Adviser
-------

Parkway Advisors, L.P. ("Parkway Advisors" or "Adviser"), 6550 Directors Parkway, Abilene, Texas 79608-5854, is the investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

The Advisory Agreement between the Trust and the Adviser was approved by shareholders on November 29, 2002. For its services, the Adviser receives an advisory fee at an annual rate of 0.35% of the average daily net assets of the Fund. The Agreement also provided that the Adviser has agreed to cap expenses for one year and thereafter if continued by the Adviser. The Adviser has continued its commitment to cap Fund expenses.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $450 million. Carl C. Peterson is its Chief Executive Officer and Principal. Theron R. Holladay is its Chief Investment Officer. They are responsible for management of the Fund - including the oversight of sub-advisers.

Portfolio Manager
-----------------

Theron R. Holladay, a Chartered Financial Analyst, is the portfolio manager for the Fund. He has been with the Adviser since inception and its predecessor operation since receiving a Bachelor of Business Administration degree in Finance in 1993. He was a Portfolio Manager Analyst for Funeral Directors Life Insurance Co. from May 1993 to April 2001 when he was appointed to be the Adviser's Chief Investment Officer, as well as an officer of the Adviser's general partner. Mr. Holladay has been a Registered Representative of the Fund's principal underwriter - distributor so that he may participate in efforts to market the Fund since January 2003.

PAGE 6 & 7

Sub-adviser/Portfolio Manager
-----------------------------

The entire section is deleted in its entirety.